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                                                                    EXHIBIT (10)

             SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

MATERIAL CONTRACTS
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Sonoco Products Company 1991 Key Employee Stock Plan

The 1991 Key Employee Stock Plan (As Amended) is included as Exhibit I of the Company's Proxy Statement dated March 17, 1995 (filed March 16, 1995), and is hereby incorporated by reference herein.